SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
-------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
-----------------------	------------------	-------------------------
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
---------------------------------------------------
(Address of Principal Executive Offices)

(561) 630-2977
-------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Section 1. Registrant’s Business Operations

Item 1.01 Entry Into a Material Definitive Agreement

Secured Loan from Sheridan Asset Management LLC

As of December 12, 2007 (the Closing Date”), Continental Fuels, Inc. (“CFI”), a majority owned subsidiary of the
Registrant, as borrower, closed a Term Loan and Revolving Loan pursuant to the terms and conditions of a Loan
Agreement, dated as of December 11, 2007 (the “Loan Agreement”), by and between CFI, the Registrant, Timothy
Brink (“Brink”) (the Registrant and Brink, collectively, the “Guarantors”), and Sheridan Asset Management, LLC, a
Delaware limited liability company (the “Lender”). Pursuant to the terms and conditions of the Loan Agreement, and the ancillary Senior Secured Promissory Note (the “Term Note”), Senior Secured Revolving Promissory Note
(“Revolving Note”), Security Agreement (the “Security Agreement”) and other related documents (all of which are collectively referred to herein as the “Loan Documents”), the Registrant agreed to borrow and Sheridan agreed to lend the Term Loan Principal Amount of Five Million, Five Hundred Thousand Dollars ($5,500,000) cash and the
Revolving Loan Commitment Amount of Three Million Dollars ($3,000,000) under the terms and conditions described below. Any capitalized terms in this Item 1.01 that are not defined herein shall have the definition given them under the terms of the Loan Documents.

Terms of the Term Loan

The Term Loan has a three (3) year term with the Principal Amount being due and payable by CFI over that period in six (6) monthly payments of $100,000, thirty (30) monthly payments of $150,000, and a final payment of $400,000 on the Maturity Date. CFI shall pay interest on the unpaid Principal Amount of the Term Loan from the Original Issue
Date until such Principal Amount is paid in full, at the rate of 15% per annum. Interest shall be payable monthly in arrears on each Monthly Payment Date beginning on January 2, 2008, and on the Maturity Date, in cash. In addition to the 15% per annum Interest, CFI shall also pay to the Lender “payment in kind” interest at the rate of 5% per annum, on the Principal Amount outstanding (the “PIK Amount”). The PIK Amount shall be payable on the Maturity
Date. The PIK Amount shall be payable, at the Lender’s option, either (1) in cash or (2) in kind with such number of shares of CFI’s Common Stock determined by dividing (x) the PIK Amount accrued and unpaid in cash as of the
Maturity Date by (y) 85% of an amount equal to the closing price of CFI’s Common Stock on the Original Issue Date.
The Term Loan is secured by a lien on all the assets of CFI and the assets of its subsidiaries, and is further secured by the pledges and other security interests set forth in the Security Agreement and the other Loan Documents.

Terms of the Revolving Loan

The Revolving Loan shall be funded by Lender at the request of CFI as Advances pursuant to the delivery of a
Notice of Borrowing. Subject to the continued satisfaction of the terms and conditions of the Loan Documents, the
Lender shall fund up to an aggregate of Three Million Dollars ($3,000,000) (the “Revolving Loan Commitment
Amount”). CFI shall execute the Revolving Note in favor of Lender for the Revolving Loan Commitment Amount.
Provided that the requirements of the Loan Agreement and any other condition to making Advances are satisfied,
Lender will advance monies which, together with the principal amount outstanding under any and all other Advances shall not exceed the Revolving Loan Commitment Amount. CFI shall pay the outstanding Advances under the
Revolving Loan, together with any accrued and unpaid interest thereon, and any other sums due pursuant to the terms hereof, on demand after the occurrence of an Event of Default or upon the Maturity Date. CFI shall pay interest on the unpaid Revolving Loan principal amount outstanding, from the Original Issue Date until such principal amount shall be paid in full, at the rate of 20% per annum. Interest shall be computed daily based on a year of 360 days and shall be payable monthly in arrears on the first Business Day of each calendar month beginning on
January 2, 2008, and on the Maturity Date, in cash.

2

If an Event of Default has occurred that results in the eventual acceleration of the Revolving Note, then default interest shall accrue on the unpaid principal amount of all Advances at a rate of 3% per annum from the occurrence of such Event of Default in addition to the interest rate otherwise payable pursuant to that note. CFI shall also pay the Lender the following fees: (i) an unused line fee equal to the amount determined for each month equal to (x) the monthly average of the positive difference between the Commitment Amount and the actual outstanding principal amount of all Advances, computed daily, (y) multiplied by 10% and (z) divided by 12, which Unused Line Fee shall be payable on the first Business Day of each calendar month; and (ii) a collateral monitoring fee of $5,000 each calendar quarter payable during the calendar month following the calendar quarter previously monitored.

CFI shall have the right to prepay the Advances, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) CFI shall give the Lender at least two Business Days’ prior written notice, of its intent to prepay Advances, and the amount of such prepayment; (ii) CFI shall repay the aggregate principal amount of this Note, together with accrued interest thereon through the date of repayment, and
(iii) such prepayment shall be in an amount no less than $250,000.

The Revolving Loan is secured by a lien, more fully described in the Security Agreement, on all the assets of CFI and the assets of its subsidiaries, and is further secured by the pledges and other security interests set forth in the
Security Agreement and the other Loan Documents.

Guarantee of Term Loan and Revolving Loan

Pursuant to the terms of the Guarantee Agreement, the Security Agreement and the other Loan Documents, the
Registrant and Mr. Timothy Brink, CFI’s Chief Executive Officer and a member of its board of directors, agreed to provide security and/or guarantees for the repayment of the Principal Amounts of the Term Loan and the Revolving
Loan and for the completion of the other commitments of CFI under the terms of the Loan Documents.

The foregoing description of the Loan Documents, and the transactions contemplated thereby, is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of those agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Report.

The proceeds of the Term Loan were used by CFI to finance a substantial part of the Purchase Price of the Geer
Capital Stock in the stock purchase transaction between CFI and the Geer Sellers under the terms and conditions of the SPA, each as described in greater detail in Item 2.01 of this Report below. The proceeds of the Revolving Loan shall be used by CFI for general working capital purposes.

3

Section 2. Financial Information

Item 2.01 Completion of Acquisition of Assets

Acquisition of the Capital Stock of Geer Tank Trucks, Inc.

As of December 12, 2007 (the “Geer Closing Date”), CFI, a majority owned subsidiary of the Registrant, closed a stock purchase transaction (the “Stock Purchase”) pursuant to the terms and conditions of the Stock Purchase
Agreement, dated as of December 11, 2007 (the “SPA”), by and between Charles Randall Geer, Jana Geer Douglas,
Donna Osteen Reich, Jerrye Geer Faltyn, Lori Geer Smith (collectively the “Geer Sellers”) and CFI, whereby CFI purchased one hundred percent (100%) of the outstanding capital stock of Geer Tank Trucks, Inc. (the “Geer Capital
Stock”), a privately held Texas corporation, for an aggregate purchase price of $5,500,000 (the “Purchase Price”).
The Purchase Price was paid by CFI in cash.

CFI financed a significant portion of the Purchase Price with the proceeds of the Term Loan from Sheridan as described above in Item 1.01 of this Report. As part of the terms of the Stock Purchase, at the closing of the Stock
Purchase transaction Messrs. Kamal Abdallah, Christopher McCauley and Timothy Brink were each appointed to the board of directors of Geer Tank Trucks, Inc. to fill vacancies on that board caused by the resignations of previous board members. Mr. Brink is CFI’s Chief Executive Officer and a member of its board of directors, and Messrs.
Abdallah and McCauley are each members of the Registrant and CFI’s boards of directors.

Business of Geer Tank Trucks, Inc.

Geer Tank Truck, Inc. (“Geer”) is a private Texas corporation that was incorporated in 1965 and has been in operation since 1945. The main business operations of Geer are the purchase, transport and sales of oil in the
State of Texas. The company operates out of five (5) locations. The company owns two salt water disposal wells and four pipeline terminals with yards located in Jacksboro, Mineral Wells, Graham, Cisco and Bowie, Texas. The
company owns and operates approximately twenty (20) tank trucks for transporting oil with capacities of one hundred and eighty (180) bbl, and approximately fifty (50) frac tanks. In addition to oil shipping and trading, Geer provides oil well services such as salt and fresh water removal services and frac tank rentals. On the Geer Closing Date, Geer had approximately twenty-five (25) employees.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

The financial statements responsive to this Item 9(a) shall be filed by an amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The financial statements responsive to this Item 9(b) shall be filed by an amendment to this Current Report on Form 8-K.

(d)	Exhibits.

4

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1

Loan Agreement, dated as of December 11, 2007, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, a Nevada corporation, Timothy Brink and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.3	Senior Secured Revolving Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.4

Security Agreement, dated as of December 11, 2007, by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), the subsidiaries listed on Schedule A hereto (the “Subsidiaries”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA and the Subsidiaries, collectively, the “Guarantors”) (the Company and the Guarantors are collectively referred to as the “Debtors”), and Sheridan Asset Management LLC, a Delaware limited liability company (“Sheridan” and collectively with each of its endorsees, transferees and assigns, the “Secured Party”), as the holder of the Company’s Secured Term Promissory Note due December 11, 2010 (the “Term Note”) in the original aggregate principal amount of $5,500,000 (the “Term Loan”) and the Company’s Secured Revolving Promissory Note due December 11, 2010 (the “Revolving Note” and collectively with the Term Note, the “Notes”) in the aggregate principal amount of $3,000,000 (the “Revolving Loan” and collectively with the Term Loan, the “Loans”). #

10.5

Guaranty Agreement, dated as of December 11, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset Management, LLC (the "Lender") relating to that certain Loan Agreement, dated as of the date hereof (the “Loan Agreement”), by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, and the Lender as executed by UPDA and Brink in favor of the Lender. #

_________________
# Filed Herewith.
@ Management contract or compensatory plan.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and
Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2007

UNIVERSAL PROPERTY DEVELOPMENT
AND ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
President and Principal Executive Officer

5

EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit	Description

10.1

Loan Agreement, dated as of December 11, 2007, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, a Nevada corporation, Timothy Brink and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.3	Senior Secured Revolving Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.4

Security Agreement, dated as of December 11, 2007, by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), the subsidiaries listed on Schedule A hereto (the “Subsidiaries”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA and the Subsidiaries, collectively, the “Guarantors”) (the Company and the Guarantors are collectively referred to as the “Debtors”), and Sheridan Asset Management LLC, a Delaware limited liability company (“Sheridan” and collectively with each of its endorsees, transferees and assigns, the “Secured Party”), as the holder of the Company’s Secured Term Promissory Note due December 11, 2010 (the “Term Note”) in the original aggregate principal amount of $5,500,000 (the “Term Loan”) and the Company’s Secured Revolving Promissory Note due December 11, 2010 (the “Revolving Note” and collectively with the Term Note, the “Notes”) in the aggregate principal amount of $3,000,000 (the “Revolving Loan” and collectively with the Term Loan, the “Loans”). #

10.5

Guaranty Agreement, dated as of December 11, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset Management, LLC (the "Lender") relating to that certain Loan Agreement, dated as of the date hereof (the “Loan Agreement”), by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, and the Lender as executed by UPDA and Brink in favor of the Lender. #

_________________
# Filed Herewith.
@ Management contract or compensatory plan.

6